UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported)
January 22, 2003

TRANSCEND SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

945 East Paces Ferry Road, Suite 1475
Atlanta, GA 30326
(404) 364-8000
(Address of principal executive offices, zip code,
telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure.

Transcend Services, Inc. (the “Company”) reported its unaudited consolidated results of operations for the three months and year ended December 31, 2002 and its unaudited financial condition as of December 31, 2002 in a press release dated January 22, 2003 attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

a.    Not applicable.

b.    Not applicable.

c.    Exhibits.

Exhibit 99.1 – Press Release announcing the Company’s unaudited operating results for the three months and year ended December 31, 2002 and its unaudited financial condition as of December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEND SERVICES, INC.
By:	/S/ LARRY G. GERDES

Larry G. Gerdes,
President, Chief Executive Officer,
Chief Financial Officer and Chief Accounting Officer
(Principal Executive, Financial and Accounting Officer)

Dated: January 22, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1
Press Release announcing the unaudited operating results of Transcend Services, Inc. for the three months and year ended December 31, 2002 and its unaudited financial condition as of December 31, 2002.